                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Gerald J. Holland, Carolyn Mead, Esq., Thomas N. Calabria and
Michelle A. Whalen and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the "Fund"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Fund, to perform on behalf of the Fund any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 24/th/ day of February, 1999.


                                                   /s/ David Lerner
                                                 -------------------------------
                                                 David Lerner
                                                 Chairman of the Board,
                                                 President, Director & Treasurer


                                 ACKNOWLEDGMENT
                                 --------------

State of New York        )
                         ) ss:
County of Nassau         )

The foregoing instrument was acknowledged before me this 24/th/ day of February, 1999, by David Lerner, Chairman of the Board, President, Director & Treasurer of Spirit of America Investment Fund, Inc.

      /s/ Steven Schmidt
------------------------------------
Notary Public

                                 POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Gerald J. Holland, Carolyn Mead, Esq., Thomas N. Calabria and
Michelle A. Whalen and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the "Fund"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Fund, to perform on behalf of the Fund any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 24/th/ day of February, 1999.


                                                            /s/ Thomas Reynolds
                                                          -------------------
                                                          Thomas Reynolds
                                                          Director

                                 ACKNOWLEDGEMENT
                                 ---------------

State of New York        )
                         ) ss:
County of Nassau         )

The foregoing instrument was acknowledged before me this 24/th/ day of February, 1999, by Thomas Reynolds, Director of Spirit of America Investment Fund, Inc.

    /s/ Steven Schmidt
 --------------------------
Notary Public

                                 POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Gerald J. Holland, Carolyn Mead Esq., Thomas N. Calabria and
Michelle A. Whalen, and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the "Fund"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Fund, to perform on behalf of the Fund any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 3rd day of March, 1999.


                                                           /s/ Allen Kaufman
                                                        ----------------------
                                                        Allen Kaufman
                                                        Director


                                 ACKNOWLEDGEMENT
                                 ---------------

State of New York        )
                         ) ss:
County of Nassau         )

The foregoing instrument was acknowledged before me this 3/rd/ day of March, 1999, by Allen Kaufman, Director of Spirit of America Investment Fund, Inc.

    /s/ Bernice Cherry
-----------------------------------
Notary Public

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Gerald J. Holland, Carolyn Mead, Esq., Thomas N. Calabria, Michelle A. Whalen and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the "Fund"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Fund, to perform on behalf of the Fund any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 12th day of April, 1999.


                                                         /s/ Daniel Lerner
                                                      -----------------------
                                                      Daniel Lerner
                                                      Director


                                 ACKNOWLEDGEMENT
                                 ---------------

State of New York      )
                       ) ss:
County of Nassau       )

The foregoing instrument was acknowledged before me this 12th day of April, 1999, by Daniel Lerner, Director of Spirit of America Investment Fund, Inc.


  /s/ Daniel Rensch
-----------------------------
Notary Public

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Gerald J. Holland, Carolyn Mead, Esq., Thomas N. Calabria and Michelle
A. Whalen and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the "Fund"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Fund, to perform on behalf of the Fund any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 12th day of April, 1999.


                                                       /s/ Connie Ferreira
                                                     -------------------------
                                                     Connie Ferreira
                                                     Principal Financial Officer


                                ACKNOWLEDGEMENT
                                ---------------

State of New York      )
                       ) ss:
County of Nassau       )

The foregoing instrument was acknowledged before me this 12th day of April, 1999, by Connie Ferreira, Principal Financial Officer of Spirit of America Investment Fund, Inc.


  /s/ Daniel Rensch
----------------------------
Notary Public

                                 POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Gerald J. Holland, Carolyn Mead, Esq., Thomas N. Calabria, Michelle A. Whalen and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities Exchange Commission, any amendment to the registration statement of Spirit of America Investment Fund, Inc. (the "Fund"), file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Fund, to perform on behalf of the Fund any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on
the  24th   day of February, 1999.


                                                          /s/ Stanley Thune
                                                       ------------------------
                                                       Stanley Thune
                                                       Director


                                ACKNOWLEDGEMENT
                                ---------------

State of New York      )
                       ) ss:
County of Nassau       )

The foregoing instrument was acknowledged before me this 24th day of February, 1999, by Stanley Thune, Director of Spirit of America Investment Fund, Inc.


    /s/ Steven Schmidt
 -------------------------
Notary Public